Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the yearly report on Form 10-KSB of Southern Iowa BioEnergy LLC (the “Company”) for the fiscal year ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan Elefson, Treasurer and Principal Financial and Accounting Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Alan Elefson

Alan Elefson
Treasurer
(Principal Financial and Accounting Officer)
Dated: January 24, 2007